HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2004	January 31, 2004	April 30, 2003 (a)

Net revenue	$20,113	$19,514	$17,983

Costs and expenses:
Cost of sales	15,045	14,564	13,103
Research and development	910	875	941
Selling, general and administrative	2,816	2,719	2,795
Amortization of purchased intangible assets	148	144	141
Restructuring charges	38	54	234
Acquisition-related charges	9	15	126
In-process research and development charge	9	--	--

Total costs and expenses	18,975	18,371	17,340

Earnings from operations	1,138	1,143	643

Interest and other, net	2	11	(20)
(Losses) gains on investments and other, net	(5)	9	(12)
Dispute settlement	(70)	--	--

Earnings before taxes	1,065	1,163	611

Provision for (benefit from) taxes	181	227	(48)

Net earnings	$884	$936	$659

Net earnings per share:
Basic	$0.29	$0.31	$0.22
Diluted	$0.29	$0.30	$0.22

Cash dividends declared per share	$--	$0.16	$--

Weighted-average shares used to compute net earnings per share:
Basic	3,043	3,050	3,047
Diluted	3,081	3,088	3,059

_________________

(a)     Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEET
(In millions)

	April 30, 2004	October 31, 2003 (a)
	(unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$14,654	$14,188
Short-term investments	354	403
Accounts receivable, net	8,530	8,921
Financing receivables, net	3,016	3,026
Inventory	6,273	6,065
Other current assets	7,776	8,351

Total current assets	40,603	40,954
Property, plant and equipment, net	6,382	6,482
Long-term financing receivables and other assets	8,109	8,030
Goodwill and purchased intangibles, net	19,830	19,250

Total assets	$74,924	$74,716

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$803	$1,080
Accounts payable	8,268	9,285
Employee compensation and benefits	1,899	1,755
Taxes on earnings	1,484	1,599
Deferred revenue	4,279	3,665
Accrued restructuring	360	709
Other accrued liabilities	8,721	8,545

Total current liabilities	25,814	26,638
Long-term debt	6,453	6,494
Other liabilities	3,809	3,838
Stockholders' equity	38,848	37,746

Total liabilities and stockholders' equity	$74,924	$74,716

_________________

(a)     Certain reclassifications have been made to prior year balances in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below, which includes a reconciliation to our consolidated condensed statement of earnings:

	Three months ended
	April 30, 2004	January 31, 2004	April 30, 2003(a)

Net revenue:

Enterprise Storage and Servers	$3,979	$3,717	$3,679
Software	222	200	180
HP Services	3,492	3,161	3,043

Technology Solutions Group	7,693	7,078	6,902
Imaging and Printing Group	6,098	5,910	5,512
Personal Systems Group	5,991	6,187	5,127
Financing	469	441	501
Corporate Investments	114	102	84

Total segments	20,365	19,718	18,126
Eliminations of intersegment net revenue and other	(252)	(204)	(143)

Total HP Consolidated	$20,113	$19,514	$17,983

Earnings from operations:

Enterprise Storage and Servers	$120	$154	$58
Software	(49)	(46)	(63)
HP Services	329	258	297

Technology Solutions Group	400	366	292
Imaging and Printing Group	953	968	925
Personal Systems Group	45	62	23
Financing	35	29	21
Corporate Investments	(48)	(35)	(44)

Total segments	1,385	1,390	1,217

Corporate and unallocated costs, and eliminations	(43)	(34)	(73)
Restructuring charges	(38)	(54)	(234)
Amortization of purchased intangible assets	(148)	(144)	(141)
Acquisition-related charges	(9)	(15)	(126)
In-process research and development charge	(9)	--	--
Interest and other, net	2	11	(20)
(Losses) gains on investments and other, net	(5)	9	(12)
Dispute Settlement	(70)	--	--

Total HP Consolidated Earnings Before Taxes	$1,065	$1,163	$611

_________________

(a)     Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended April 30,
	2004	2003(a)

Net revenue	$39,627	$35,860

Costs and expenses:
Cost of sales	29,609	26,244
Research and development	1,785	1,849
Selling, general and administrative	5,535	5,520
Amortization of purchased intangible assets	292	279
Restructuring charges	92	234
Acquisition-related charges	24	212
In-process research and development charge	9	--

Total costs and expenses	37,346	34,338

Earnings from operations	2,281	1,522

Interest and other, net	13	31
Gains (losses) on investments and other, net	4	(17)
Dispute settlement	(70)	--

Earnings before taxes	2,228	1,536

Provision for taxes	408	156

Net earnings	$1,820	$1,380

Net earnings per share:
Basic	$0.60	$0.45
Diluted	$0.59	$0.45

Cash dividends declared per share	$0.16	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	3,047	3,047
Diluted	3,086	3,062

_________________

(a)     Certain reclassifications have been made to prior period amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below, which includes a reconciliation to our consolidated condensed statement of earnings:

	Six months ended April 30,
	2004	2003(a)

Net revenue:

Enterprise Storage and Servers	$7,696	$7,231
Software	422	363
HP Services	6,653	6,015

Technology Solutions Group	14,771	13,609
Imaging and Printing Group	12,008	11,110
Personal Systems Group	12,178	10,269
Financing	910	1,018
Corporate Investments	216	160

Total segments	40,083	36,166
Eliminations of intersegment net revenue and other	(456)	(306)

Total HP Consolidated	$39,627	$35,860

Earnings from operations:

Enterprise Storage and Servers	$274	$31
Software	(95)	(118)
HP Services	587	636

Technology Solutions Group	766	549
Imaging and Printing Group	1,921	1,836
Personal Systems Group	107	56
Financing	64	35
Corporate Investments	(83)	(91)

Total segments	2,775	2,385
Corporate and unallocated costs, and eliminations	(77)	(138)
Restructuring charges	(92)	(234)
Amortization of purchased intangible assets	(292)	(279)
Acquisition-related charges	(24)	(212)
In-process research and development charge	(9)	--
Interest and other, net	13	31
Gains (losses) on investments and other, net	4	(17)
Dispute settlement	(70)	--

Total HP Consolidated Earnings Before Taxes	$2,228	$1,536

_________________

(a)     Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

_________________